UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Lender Warrant

On July 24, 2019, FAT Brands Inc. (the “Company”) entered into a First Amendment to the Warrant Agreement (the “Warrant Amendment”), by and between the Company and each of The Lion Fund, L.P. and The Lion Fund II, L.P. (the “Lenders”). The Lenders have provided financing to the Company under the Loan and Security Agreement, dated January 29, 2019, as amended by the First Amendment dated June 19, 2019 (as amended, the “Loan Agreement”).

Under the Warrant Amendment, the parties agreed to amend the warrant to purchase the Company’s Common Stock (the “Lender Warrant”) originally issued by the Company to the Lenders on January 29, 2019 for up to 1,143,112 shares (prior to adjustment for the Company’s 2.13% stock dividend on February 7, 2019). The Warrant Amendment extends the date on which the Lender Warrant is initially exercisable (the “Exercise Date”) from October 1, 2019 to June 30, 2020, which is the maturity date of the loans made under the Loan Agreement. The Lender Warrant is only exercisable if the amounts outstanding under the Loan Agreement are not repaid in full prior to the Exercise Date.

The Company agreed to pay the Lenders an extension fee of $500,000 in the form of an increase in the principal amount loaned under the Loan Agreement, and on July 24, 2019 entered into a Second Amendment to the Loan Agreement (the “Second Amendment”) to reflect such increase. Under the Second Amendment, the parties also agreed to amend the Loan Agreement to provide for a late fee of $400,000 payable if the Company fails to make any quarterly interest payment by the fifth business day after the end of each fiscal quarter.

The foregoing description of the Warrant Amendment and Second Amendment does not purport to be complete and is qualified in its entirety by reference to the copies thereof filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above concerning the Second Amendment is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	First Amendment to the Warrant Agreement, dated July 24, 2019, by and between FAT Brands Inc. and The Lion Fund, L.P. and The Lion Fund II, L.P.

10.1	Second Amendment to Loan and Security Agreement, dated July 24, 2019, by and among FAT Brands Inc., the Guarantors named therein, and The Lion Fund, L.P. and The Lion Fund II, L.P., as Lenders

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2019

FAT Brands Inc.

By:	/s/ Andrew A. Wiederhorn
Andrew A. Wiederhorn
Chief Executive Officer

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